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                                                                   EXHIBIT 10.49


                             INDUSTRIAL PLANT LEASE


         THIS INDUSTRIAL PLANT LEASE, dated effective as of midnight on the 31st day of October, 2000, is entered into by and between Cherokee Nitrogen Company, an Oklahoma corporation ("Lessor"), and El Dorado Chemical Company, an Oklahoma corporation ("Lessee").

         1. Lease. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, all of the real property situated in the Town of Cherokee, Colbert County, Alabama, described on Exhibit "A" attached hereto, but excluding that portion used as farm land on the west side of the manufacturing facility, together with all buildings, fixtures and other improvements located thereon and appurtenances thereto belonging, including, without limitation, adequate ways of ingress and egress directly between the improvements on the property and public roads, walkways and parking areas (the "Property"), and all of those items of personal property which constitute a chemical plant, excluding stores of spare or replacement parts and excluding catalyst (collectively the "Equipment") which are located on the Property or associated therewith (the Property and Equipment are collectively referred to as the "Premises").

         2. Definitions. As used in this Lease, the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday under the laws of the State of Oklahoma.

                  "Commencement Date" as defined in Section 3 hereof.

                  "Default" shall mean any event or condition which after the giving of notice or lapse of time or both would become an Event of Default.

                  "Equipment" as defined in Section 1 hereof.

                  "Event of Default" as defined in Section 22 hereof.

                  "Event of Loss" shall mean, with respect to any part of the Premises, the actual or constructive total loss or the use thereof, due to theft, destruction, damage beyond repair or rendition thereof as being permanently unfit for normal use from any reason whatsoever, or the condemnation, confiscation or seizure of, or requisition of title to or use of, the Premises.

                  "Imposition" as defined in Section 11 hereof.

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                  "Indemnitee" as defined in Section 21 hereof.

                  "Late Charge Rate" shall mean an interest rate per annum equal to eighteen percent (18%), but not to exceed the highest rate permitted by applicable law.

                  "Lease" and the terms "hereof", "herein", "hereto" and "hereunder", when used in this Industrial Plant Lease, shall mean and include this Industrial Plant Lease, as the same may from time to time be amended, modified or supplemented.

                  "Lease Term" shall mean the term of this Lease set forth in
         Section 3 hereof.

                  "Lessee" as defined in the introductory paragraph of this Lease.

                  "Lessor" as defined in the introductory paragraph of this Lease.

                  "Lien" shall mean any mortgage, pledge, lien, security interest, charge, encumbrance, financing statement, title retention or any other right or claim of any person, other than any Lessor's Lien.

                  "Premises" as defined in Section 1 hereof.

                  "Property" as defined in Section 1 hereof.

         3. Term. The term of this Lease shall commence on midnight of October 31, 2000 (the "Commencement Date") and shall continue for a term of one (1) year, unless earlier terminated pursuant to the provisions hereof (the "Lease Term"). It is expressly understood that neither party hereto has an option or right to renew this Lease.

         4. Rent; Unconditional Obligations.

                  a. During the Lease Term, Lessee shall pay to Lessor rent for the Premises in the total aggregate amount of One Million Three Hundred Fifty Thousand and No/100 Dollars ($1,350,000.00), payable in nine (9) consecutive monthly installments at a rate of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) per month, with the first installment of rent being due and payable within twenty (20) days of the Commencement Date. Subsequent rental payments shall be due on the last day of each calendar month during the Lease Term. Accordingly, the second rental payment is due and payable on November 30, 2000, with the last rental payment due payable on June 30, 2001. Upon receipt by Lessor of the ninth (9th) rental installment from Lessee, this Lease will be fully paid up and no further rent shall be due hereunder. Rent shall be payable in lawful tender of the United States of America and paid to Lessor at the address of Lessor as provided in Section 27 hereof or such other place as Lessor may from time to time designate.

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                  b. Lessee shall also pay to Lessor, on demand, interest at the
         Late Charge Rate on any installment of rent and on any other amount owing hereunder which is not paid within ten (10) days of the date when due, for any period for which the same shall be overdue.

                  c. This Lease is a net lease, and Lessee's obligation to pay all rent and all other amounts payable hereunder is ABSOLUTE AND UNCONDITIONAL under any and all circumstances and shall not be affected by any circumstances of any character whatsoever, including, without limitation, (i) any set-off, counterclaim, recoupment, defense, abatement or reduction or any right which Lessee may have against Lessor or anyone else for any reason; (ii) any defect in the title, condition, design, or operation of, or lack of fitness for use of, or any damage to, or loss of, all or any part of the Premises from any cause whatsoever; or (iii) the invalidity, unenforceability or disaffirmance of this Lease or any other document related hereto. Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which may at any time hereafter be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender the lease of all or any part of the Premises.

         5. Disclaimer. LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE AND LESSEE HEREBY EXPRESSLY WAIVES ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE PREMISES, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION AS TO THE DESIGN, QUALITY OR CONDITION OF THE PREMISES OR ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE PREMISES FOR ANY PARTICULAR PURPOSE, OR AS TO THE TITLE TO OR LESSOR'S OR LESSEE'S INTEREST IN THE PREMISES, OR AS TO ANY OTHER MATTER RELATING TO THE PREMISES OR ANY PART THEREOF.

         LESSEE CONFIRMS THAT IT HAS SELECTED THE PREMISES ON THE BASIS OF ITS OWN JUDGMENT, ACCEPTS THE PREMISES IN ITS EXISTING CONDITION AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY LESSOR.

         6. Surrender. Lessee shall, upon the expiration of the Lease Term, surrender possession of the Premises to Lessor. Lessee shall not continue to occupy the Premises, beyond the Lease Term. At the time of such return, the Premises shall be in the condition and repair required to be maintained by
Section 12 hereof and free and clear of all Liens.

         7. Representations and Warranties. In order to induce Lessor to enter into this Lease and to lease the Premises to Lessee hereunder, Lessee represents and warrants that:

                  a. Organization. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is qualified to do


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          business as a foreign corporation and is in good standing under the laws of the State of Alabama.

                  b. Power and Authority. Lessee has full power, authority and legal right to execute, deliver and perform this Lease, and the execution, delivery and performance hereof has been duly authorized by all necessary corporate action of Lessee.

                  c. Enforceability. This Lease has been duly executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

                  d. Consents and Permits. The execution, delivery and performance of this Lease will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate of incorporation or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected.

                  e. No Defaults. Lessee is not in default, and no event or condition exists which after the giving of notice or lapse of time or both would constitute an event of default, under any mortgage, indenture, contract, agreement, judgment or other undertaking to which Lessee is a party or which purports to be binding upon Lessee or upon any of its assets, except for any such default, event or condition which, individually or in the aggregate, would not affect Lessee's ability to perform its obligations under this Lease or any such mortgage, indenture, contract, agreement, judgment or other undertaking.

                  f. No Litigation. There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Lessee which involves the Premises or the transactions contemplated by this Lease; or which, if adversely determined, would have a material adverse effect on the financial condition, business or operations of Lessee.

                  g. Taxes. Lessee has filed all Federal, state and local income tax returns that are required to be filed, and has paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes and assessments have become due, and Lessee does not have any knowledge of any actual deficiency or additional assessment in connection therewith, except for taxes being contested in good faith and by appropriate proceedings and for which adequate reserves or a bond has been established. The charges, accruals and reserves on the books of Lessee in respect of Federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods.


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         8. Covenant of Peaceful Possession. Lessor covenants and warrants that if Lessee shall discharge the obligations set forth in this Lease to be performed by Lessee, Lessee shall peaceably have, hold and enjoy the quiet undisturbed possession of the Premises, together with all the appurtenances thereto, without hindrance, ejection, disturbance or molestation by Lessor or any person or entity claiming through or under Lessor

         9. Liens. Lessee will not create, incur, assume or suffer to exist any Lien on or with respect to the Premises.

         10. Insurance. Lessee shall maintain on the Premises, at its expense, "all-risk" physical damage insurance and comprehensive general and/or automobile (as appropriate) liability insurance (covering bodily injury and property damage exposures, including, but not limited to, contractual liability and product liability) in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Lessor; provided, that the amount of "all-risk" physical damage insurance shall not on any date be less than full replacement value. Each physical damage insurance policy will name Lessor as loss payee. Each liability insurance policy will name Lessor as additional insured. Additionally, each insurance policy will, among other things, require that the insurer give Lessor, as certificate holder, at least thirty (30) days prior written notice (at the addresses for notice to Lessor set forth in Section 27 hereof) of any alteration in or cancellation of the terms of such policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. At Lessor's option, Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect; provided, however, that Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor.

         11. Taxes; General Tax Indemnity. During the Lease Term, Lessee hereby agrees to pay and to indemnify and hold Lessor harmless from and against, all fees, taxes (whether sales, use, excise, personal property or other taxes), imposts, duties, withholdings, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon), all of the foregoing being herein collectively called the "Impositions", which are at any time levied or imposed against Lessor, Lessee, this Lease, the Premises or any part thereof by any federal, state or local government or taxing authority in the United States or by any foreign government or any subdivision or taxing authority thereof upon, all with respect to, as a result of or measured by (a) the Premises (or any part thereof), or this Lease or the interest of the Lessor therein; or (b) the leasing, possession, maintenance, use, or operation of the Premises or any part thereof; or (c) the rentals, receipts or earnings payable under this Lease or otherwise arising from the Premises or any part thereof; excluding, however, taxes based on or measured by the net income of Lessor that are imposed by (i) the United States of America, or (ii) any State of the United States of America or any political subdivision of any such State. Lessor shall pay, and,


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promptly upon receipt of Lessor's invoice therefor, Lessee shall reimburse
Lessor for paying, the Impositions, unless Lessor and Lessee shall agree in writing that Lessee will pay any Impositions directly. In case any report or return is required to be filed with respect to any obligation of Lessee under this Section 11 or arising out of this Section 11, Lessor shall make such report or return in such manner to show the ownership of the Premises in Lessor, unless Lessor and Lessee shall agree in writing that Lessee shall file any reports or returns. The obligations of Lessee under this Section 11 shall survive the expiration or earlier termination of this Lease.

         12. Compliance with Laws; Operation and Maintenance; Additions;
Notices.

                  a. Lessee may use the Premises in a careful and proper manner for the purpose of operating a chemical plant or any other lawful business and will use reasonable efforts to conform to and comply with all governmental laws, rules and regulations relating thereto. Further, Lessee agrees to maintain its existence as a legal entity and obtain and keep in full force and effect all material rights, franchises, licenses and permits which are necessary for the operation of the Premises and obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Lease and the proper operation of the Premises.

                  b. Lessee will, at its own expense, keep and maintain the Premises, including the parking areas, sidewalks and roads, in good repair, condition and working order, reasonable wear and tear excepted.

                  c. Lessee will not make or authorize any improvement, change, addition or alteration to the Premises (i) if such improvement, change, addition or alteration will impair the originally intended function or use of the Premises or impair the value of the Premises as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts or materials installed in or attached to or otherwise becoming a part of the Premises as a result of any such improvement, change, addition or alteration shall not be removable without damage to the Premises. Any part or material which is added to the Premises without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the Premises, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts or materials shall be and remain free and clear of any Liens. Any such part or material which is not so removed upon the expiration or earlier termination of the Lease Term shall, without further act, become the property of Lessor.


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                  d. Lessee will promptly give written notice to Lessor of (i)
         the occurrence of any Default or Event of Default; (ii) the occurrence of any Event of Loss; (iii) the commencement of any material litigation or proceeding affecting the Premises; and (iv) any material dispute between Lessee and any governmental regulatory body or other party that involves the Premises.

         13. Signs. Lessee shall have the right to place signs or other advertising devices, electrical or non-electrical, on the Premises; provided, however, the same is in compliance with all applicable law.

         14. Utilities. Lessee shall pay for all water, gas, light, power, telephone service and all other utilities supplied to the Premises.

         15. Environmental Indemnity by Lessee.

                  a. Lessee agrees to keep and maintain the Premises in material compliance with any environmental law. Lessee agrees to indemnify, defend and hold Lessor, its parent, subsidiary and affiliate companies, and their respective officers, directors, employees and agents, successors and assigns harmless from and against all penalties, claims, orders, judgments, expenses, fines, remedies (including, but not limited to, damages), costs (including, but not limited to, reasonable attorneys' fees and litigation costs), liabilities and losses directly or indirectly caused by, or arising directly or indirectly from, or directly or indirectly related to, any actual or alleged pollution, release, contamination, discharge, dumping or any other actual or alleged environmental violation or harm or threat of whatever type or nature (including, but not limited to, any violation of laws or for the violation of any federal, state or local statutes or regulations currently enacted or made effective after the date hereof and which are intended to be, or are being, applied for protecting or preserving the environment) (the "Environmental Claims") occurring on, coming on, in or under or emanating from the Premises during the Lease Term caused by Lessee or in connection with the operation of the Premises by Lessee.

                  b. The indemnifications provided for by Section 15 shall constitute the exclusive remedy of Lessor with respect to claims for any Environmental Claim, whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort, strict liability, statute or any other legal theory or combination of theories whatsoever.

                  c. Lessor shall, on each occasion that indemnification is sought, give prompt written notice for such indemnification, of any claim, suit or demand which Lessor believes will give rise to indemnification to Lessee hereunder. Except as hereafter provided, Lessee shall be obligated to defend and to direct the defense against any such claim, suit or demand, in its name or in the name of Lessor at Lessee's


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         expense and with counsel of Lessee's own choosing and the right to settle or compromise any such claim, suit or demand; provided, however, that Lessee will not, without Lessor's written consent, settle or compromise any claim or consent to any entry of judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Lessor of a release from all liability in respect of such claim. Lessor shall, at Lessee's expense, cooperate in the defense of any such claim, suit or demand. If Lessee, within a reasonable time after notice of a claim, fails to defend Lessor, Lessor shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of Lessee, utilizing counsel of Lessor's own choosing.

         16. Environmental Indemnity by Lessor.

                  a. Lessor agrees to indemnify, defend and hold Lessee, its parent, subsidiary and affiliate companies, and their respective officers, directors, employees and agents, successors and assigns harmless from and against all penalties, claims, orders, judgments, expenses, fines, remedies (including, but not limited to, damages), costs (including, but not limited to, reasonable attorneys' fees and litigation costs), liabilities and losses directly or indirectly caused by, or arising directly or indirectly from, or directly or indirectly related to, any Environmental Claim occurring on, coming on, in or under or emanating from the Premises prior to the Commencement Date.

                  b. The indemnifications provided for by Section 16 shall constitute the exclusive remedy of Lessee with respect to claims for any Environmental Claim, whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort, strict liability, statute or any other legal theory or combination of theories whatsoever.

                  c. Lessee shall, on each occasion that indemnification is sought, give prompt written notice for such indemnification, of any claim, suit or demand which Lessee believes will give rise to indemnification to Lessor hereunder. Except as hereafter provided, Lessor shall be obligated to defend and to direct the defense against any such claim, suit or demand, in its name or in the name of Lessee at Lessor's expense and with counsel of Lessor's own choosing and the right to settle or compromise any such claim, suit or demand; provided, however, that Lessor will not, without Lessee's written consent, settle or compromise any claim or consent to any entry of judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Lessee of a release from all liability in respect of such claim. Lessee shall, at Lessor's expense, cooperate in the defense of any such claim, suit or demand. If Lessor, within a reasonable time after notice of a claim, fails to defend Lessee, Lessee shall be entitled to undertake the defense, compromise or


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         settlement of such claim at the expense of and for the account and risk of Lessor, utilizing counsel of Lessee's own choosing.

         17. Condemnation.

                  a. If, after the execution and prior to the termination of this Lease, the whole of the Premises shall be taken under the power of eminent domain by any public or private authority, then this Lease and the term hereof shall cease and terminate as of the date of such taking, with the right of Lessee, at its election, to continue to occupy the Premises, subject to the terms of this Lease, for all or such part, as Lessee may determine, of the period between the date of such taking and the date when possession of the Premises shall be taken by the taking authority, and any unearned rent or other charges, if any, paid in advance, shall be refunded to Lessee. If required, Lessee shall procure from the applicable governmental authority, at Lessee's expense, all necessary consents and authorizations to continue to occupy the Premises from and after the date of such taking.

                  b. If, after the execution and prior to the termination hereof, any public or private authority shall, under the power of eminent domain, make a taking:

                          (i) Resulting in the reduction of the ground floor
                  area of the building on the Premises by twenty percent (20%) or more, or

                          (ii) Resulting in the reduction of the parking area on
                  the Premises by twenty percent (20%) or more, then Lessee may, at its election, terminate this Lease by giving Lessor notice of the exercise of its election within sixty (60) days of the date of notice to Lessee of such taking (or purchase). In the event of termination by Lessee under this Section 17, this Lease shall cease and terminate as of the last day of the calendar month in which such notice of exercise of its election to terminate has been given, and any unearned rent or other charges, if any, paid in advance, shall be refunded to Lessee.

                  c. In the event that Lessee, having such right, shall not elect to terminate as aforesaid, then this Lease and the term hereof shall continue in full force and effect, and Lessor shall, at its expense, forthwith restore what may remain of the Premises, including any and all improvements made theretofore, and the parking areas, to substantially the same condition they were in prior to such taking and a just proportion of the rent provided in Section 4 hereof, and any other charges payable by Lessee hereunder, according to the nature and extent of the injury to the Premises and Lessee's business shall be suspended or abated until what may remain of the Premises and the parking areas, shall be restored as aforesaid, and thereafter a just proportion of the rent and any such other charges according to the nature and extent of the taking and resulting injury to the Premises and Lessee's business shall be permanently abated for


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          the balance of the Lease Term. In computing the amount of
          proportionate rent reduction as herein provided, due consideration shall be given to the value of the portion of the area so taken in condemnation with relation to the remaining area insofar as the use thereof for Lessee's business is concerned, and to the effect of such taking on Lessee's business, and the amount of parking area and the value of what remains insofar as the use thereof for Lessee's business is concerned.

                  d. All compensation awarded or paid for losses or damages to the Premises or losses or damages to Lessor for loss of its leasehold interest upon such a total or partial taking of the Premises under the power of eminent domain shall belong to and be the property of Lessor; provided however, that nothing contained herein shall be construed to preclude Lessee from (i) prosecuting and filing, and Lessee shall be entitled to prosecute and file, a claim directly against the condemning authority in such condemnation proceedings for loss of or damage to Lessee's business or suffered by Lessee due to loss of its leasehold interest, depreciation to, damage to, or cost of removal of, or for value of stock, trade fixtures, furniture and other personal property belonging to Lessee, as a result of the partial or complete taking of the Premises, and (ii) collecting and retaining any damages awarded Lessee in connection therewith.

         18. Inspection. Lessor or its authorized representatives may at any reasonable time or times inspect the Premises.

         19. Identification. Upon the request of Lessor in writing, Lessee shall, at its expense, attach to each item of Equipment a notice satisfactory to Lessor disclosing Lessor's ownership of such item of Equipment.

         20. Loss or Damage.

                  a. All risk of loss, theft, damage or destruction to the Premises or any part thereof, however incurred or occasioned, shall be borne by Lessee. Lessee shall promptly give Lessor written notice thereof and subject to paragraph (d) of this Section 20, shall promptly cause the affected part or parts of the Premises to be replaced or restored to the condition and repair required to be maintained by
         Section 12 hereof.

                  b. Unless a Default or Event of Default shall be continuing, any payments received at any time by Lessor or Lessee from any insurer with respect to loss or damage to the Premises shall be paid over to Lessee to reimburse Lessee for its payment of the costs and expenses incurred by Lessee in replacing or restoring, pursuant to paragraph (a) of this Section 20, the part or parts of the Premises which suffered such loss or damage. If Lessee fails to replace or restore the Premises as provided herein within sixty (60) days from the date of such loss or damage, all of such insurance payments shall be paid over to Lessor.


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                  c. During the period from the date of such loss or damage
         until the Premises are repaired and restored, the rent payable by Lessee hereunder shall be abated proportionately according to that portion of the Premises which is usable by Lessee after such loss or damage. Such abatement shall continue for the period commencing with such loss or damage and ending with the completion of the work or repair. In the event that this Lease is terminated due to exercise of the termination option pursuant to paragraph (d) of this Section 20, the rent shall be completely abated from the date of the loss or damage.

                  d. Notwithstanding anything herein to the contrary, in the event that twenty-five percent (25%) or more of any part of the Premises are damaged or destroyed or rendered untenantable by fire or other casualty, Lessee may, at its option, terminate this Lease effective as of the date of such casualty, by giving to Lessor thirty
         (30) days after the happening of such casualty written notice of such termination.

         21. General Indemnity. Lessee assumes liability for, and shall indemnify, protect, save and keep harmless Lessor and its agents, servants, successors and assigns (the "Indemnitee") from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of this Lease or the enforcement hereof, or the acceptance, rejection, possession, use, selection, lease, operation, or condition of the Premises or any part thereof (including, without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort for strict liability and any claim for patent, trademark or copyright infringement); provided, however, that Lessee shall not be required to indemnify any Indemnitee for loss or liability arising from acts or events which occur after the Premises have been surrendered to Lessor in accordance with this Lease, or for loss or liability resulting solely from the willful misconduct or gross negligence of such Indemnitee. Any payments made by Lessee under this Section 21 shall be made on an after-tax basis. The provisions of this Section 21 shall survive the expiration or earlier termination of this Lease.

         22. Events of Default. The following events shall each constitute an event of default ("Event of Default") under this Lease:

                  a. Lessee shall fail to make any payment of rent or other amount owing hereunder when due and such failure continues ten (10) days after written notice by Lessor to Lessee of such failure; or

                  b. Lessee shall fail to materially perform or observe any warranty, covenant, condition or agreement to be performed or observed by it with respect to this Lease (except the payment of rent) and such failure shall continue unremedied for thirty (30) days after the earlier of (i) the date on which Lessee obtains, or should have


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         obtained knowledge of such failure; or (ii) the date on which written notice thereof shall be given by Lessor to Lessee; or

                  c. any representation or warranty made by Lessee herein or in any document, certificate or financial or other statement now or hereafter furnished Lessor in connection with this Lease shall prove at any time to be untrue or misleading in any material respect as of the time when made; or

                  d. the entry of a decree or order for relief by a court having jurisdiction in respect of Lessee, adjudging Lessee bankrupt or insolvent, or approving as properly filed a petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Lessee in an involuntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Lessee or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) days; or

                  e. the institution by Lessee of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the commencement by Lessee of a voluntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of Lessee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the written admission by it of its inability to pay its debts generally as they become due or its willingness to be adjudicated bankrupt or the taking of corporate action by Lessee in furtherance of any of the foregoing.

         23. Remedies.

                  a. If an Event of Default specified in Sections 22(d) or (e) above shall occur, then, and in any such event, this Lease shall, without any declaration or any other action by Lessor, be in Default, and without any notice or declaration from Lessor and without any action or demand by Lessor, all rents due and to become due under this Lease and other amounts owing under or with respect to this Lease shall be immediately due and payable by Lessee to Lessor, all present valued at the discount rate of five percent (5%). If an Event of Default, other than an Event of Default specified in Sections 22(d) or (e) above, shall occur and be continuing Lessor may, by written notice of Default given to Lessee declare this Lease to be in Default, whereupon all rents due and to become due under this Lease, and all other amounts payable under or with respect to this Lease, all present valued at the discount rate of five percent (5%), shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. During the continuance of any Event of Default hereunder, Lessor shall have the right to pursue and enforce any of its rights and remedies under this Section 23 and as provided under applicable law.

                  b. If an Event of Default shall occur and be continuing, Lessor may re-enter the Premises as the agent of Lessee, without being liable for any prosecution or damages therefore, and may relet the Premises as the agent of Lessee, and receive the rent therefore, upon such terms as shall be reasonably satisfactory to Lessor, and all rights of Lessee to repossess the Premises under this Lease shall be forfeited. Such re-entry by Lessor under and pursuant to the terms of this Section 23 shall not operate to release Lessee from any rent to be paid or covenants to be performed hereunder during the Lease Term. For the purpose of reletting, Lessor shall be authorized to make such repairs as may be necessary to place the same in substantially the order and condition that such was in as of the date of this Lease, ordinary wear and tear excepted. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this Lease, Lessor, at its option, may require Lessee to pay such deficiency month by month, or may hold Lessee in advance for the entire deficiency to be realized during the term of the reletting. Lessor shall exercise diligent efforts to mitigate any such costs or damages.

                  c. Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and necessary other costs and expenses incurred by reason of the occurrence of any uncured Event of Default and the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the placing of the Premises in the condition required by Section 6 and Section 12 hereof.

                  d. No remedy referred to in this Section 23 is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

                  e. Lessee hereby waives presentment, demand, protest or any notice, except as hereinabove provided in this Section 23 (to the extent permitted by applicable law) of any kind in connection with this Lease.

         24. Lessor's Right to Perform. If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Charge Rate, shall be deemed to be additional rent, payable by Lessee on demand.

         25. Location; Assignment or Sublease. LESSEE WILL NOT REMOVE THE EQUIPMENT OR ANY OTHER PART OF THE PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. THE EQUIPMENT AND PREMISES SHALL AT ALL TIMES BE IN THE SOLE POSSESSION AND CONTROL OF LESSEE OR LESSEE'S AGENTS, AND LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ASSIGN THIS LEASE OR ANY INTEREST HEREIN OR SUBLEASE OR OTHERWISE TRANSFER ITS INTEREST IN ANY OF THE PREMISES, AND ANY ATTEMPTED ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY LESSEE IN VIOLATION OF THESE PROVISIONS SHALL BE VOID.

         26. Further Assurances. Lessee will, at its expense, promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights, interests and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of Uniform Commercial Code financing statements in the jurisdictions in which the Premises are located. To the extent permitted by applicable law, Lessee hereby authorizes Lessor to file any such financing statements without the signature of Lessee. Lessee will pay, or reimburse Lessor for, any and all out-of-pocket, reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation of this Lease, with the recording or filing of instruments and documents in public offices, payments or discharge of any taxes or Liens upon or in respect of the Premises, premiums for insurance with respect to the Premises and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Premises and Lessor's interests therein, whether through judicial proceedings or otherwise, or in connection with defending or prosecuting any actions, suits or proceedings arising out of or related to the Premises; and all such amounts that are paid by Lessor shall, until reimbursed by Lessee, constitute additional rent, payable by Lessee on demand. Lessee will also provide such information as Lessor may reasonably require from Lessee to enable Lessor to fulfill all of its tax filing obligations.

         27. Notices. All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been given or made when deposited in the United States mail, first class postage prepaid, addressed as follows or to such other address as any of the following persons may from time to time designate in writing to the other persons listed below:

         Lessor:           Cherokee Nitrogen Company
                           16 South Pennsylvania Avenue
                           Oklahoma City, Oklahoma 73107
                           Attention:  President

                           With Copy To:

                           Cherokee Nitrogen Company
                           16 South Pennsylvania Avenue
                           Oklahoma City, Oklahoma 73107
                           Attention:  General Counsel

         Lessee:           El Dorado Chemical Company
                           16 South Pennsylvania Avenue
                           Oklahoma City, Oklahoma 73107
                           Attention:  President

                           With Copy To:

                           El Dorado Chemical Company
                           16 South Pennsylvania Avenue
                           Oklahoma City, Oklahoma 73107
                           Attention:  General Counsel

         28. Miscellaneous.

                  a. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  b. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No delay or failure on the part of Lessor to exercise any power or right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right.

                  c. Lessor may assign this Lease and all of Lessor's rights hereunder, including the right to receive all rental payments. After such assignment, Lessor shall not be Assignee's agent for any purpose. Lessee will settle all claims that it may have against Lessor, directly with Lessor, and not against Lessor's assignee, Lessor hereby agreeing to remain responsible therefor. Lessee on receiving notice of any such assignment shall abide thereby and make payment as may therein be directed.

                  d. Power of Attorney.

                           (i) Lessee hereby irrevocably constitutes and
                  appoints Lessor and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with fully revocable power and authority in the place and stead of Lessee in the name of Lessee or in its own name, from time to time in Lessor's discretion, for the purpose of carrying out the terms of this Lease, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Lease. Lessee hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                           (ii) The powers conferred on Lessor hereunder are
                  solely to protect its interest in the Premises and the proceeds thereof and shall not impose any duty upon it to exercise any such powers. Lessor shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Lessee for any act or failure to act.

                  e. This Lease contains the full, final and exclusive statement of the agreement between Lessor and Lessee relating to the lease of the Premises.

                  f. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Premises except as lessee only.

                  g. This Lease and the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Lessor and its successors and assigns and Lessee and, to the extent permitted by
         Section 25 hereof, its successors and assigns.

                  h. The headings of the sections are for convenience of reference only, are not a part of this Lease and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  i. This Lease may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  j. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

                  k. LESSOR AND LESSEE IN ANY LITIGATION RELATING TO OR IN CONNECTION WITH THIS LEASE IN WHICH THEY SHALL BE ADVERSE PARTIES, WAIVE TRIAL BY JURY.

                  l. This Lease shall be in recordable form and shall be filed, upon the execution hereof, at the expense of Lessee, in the real estate records in the County of Colbert, State of Alabama. In lieu thereof, the parties will, simultaneously with the execution of this Lease, execute counterparts of an instrument, in recordable form, which when completed, will constitute a short form or memorandum of this Lease. The short form or memorandum of this Lease will include, but not be limited to, a description of the Premises, Commencement Date and Lease Term, and such other terms and provisions satisfactory to both parties hereto. The short form lease or memorandum of this Lease will be filed at the expense of Lessee, in the real estate records in the County of Colbert, State of Alabama, where the Premises are located.

         IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed as of the day and year first above written.

ATTEST:                                 CHEROKEE NITROGEN COMPANY



                                        By:
--------------------------------------      -----------------------------------
                             Secretary  Name:
                       ------                ----------------------------------
                                        Title:
                                              ---------------------------------

ATTEST:                                 EL DORADO CHEMICAL COMPANY



                                        By:
--------------------------------------      -----------------------------------
                             Secretary  Name:
                       ------                ----------------------------------
                                        Title:
                                              ---------------------------------

STATE OF OKLAHOMA          )
                           ) ss.
COUNTY OF CLEVELAND        )

         On this 2nd day of March, 2001, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared Tony M. Shelby, to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as Vice President of Cherokee Nitrogen Company and acknowledged to me that he executed the same as his free and voluntary act and deed of said company, for the purposes therein set forth.

         Given under my hand and seal the day and year last above written.


                                          ------------------------------------
                                                      Notary Public

My Commission Expires:


----------------------
         [SEAL]

STATE OF OKLAHOMA          )
                           ) ss.
COUNTY OF CLEVELAND        )

         On this 2nd day of March, 2001, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared James L. Wewers, to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as _____ President of El Dorado Chemical Company and acknowledged to me that he executed the same as his free and voluntary act and deed of said company, for the purposes therein set forth.

         Given under my hand and seal the day and year last above written.


                                          ------------------------------------
                                                      Notary Public

My Commission Expires:


----------------------
         [SEAL]